Exhibit 10.4

THIRD AMENDMENT

TO THE RESEARCH AD LICENSE AGREEMENT

This Third Amendment to Research and License Agreement (the “Third Amendment”) is made by and between The Technion Research & Development Foundation Ltd (“TRDF”) and Eloxx Pharmaceuticals Ltd. (“Licensee” or “Eloxx”).

WHEREAS, TRDF and Eloxx are parties to Research and License Agreement with an effective date of August 29th, 2013 (the “Agreement”), as amended on November 26, 2013 and on January 14, 2014; and

WHEREAS, the parties desire to continue the relationship contemplated by the Agreement and therefore to further amend the Agreement as set forth herein;

NOW, therefore, the parties hereby agree as follows:

1.	Unless otherwise defined herein, capitalized terms used in this Third Amendment shall have the meanings assigned thereto in the Agreement.

2.	Subject to the full execution of this Third Amendment, TRDF and Eloxx agree to further amend the Agreement as set forth herein, provided however, that this Third Amendment shall only become effective upon and subject to the filing by TRDF and Eloxx of patent application no. 59529 to the USPTO.

3.	The following shall be added to Section 13.1 of the Agreement:

“Notwithstanding the above, Licensee shall be entitled to disclose Confidential Information that is related to nonsense mutations for genetic diseases

4.	Except as amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

5.	This Third Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this Third Amendment.

ELOXX PHARMACEUTICALS LTD.	THE TECHNION RESEARCH & DEVELOPMENT FOUNDATION LTD.

By:	/s/ Shmuel Tuvia	By:	/s/ Oded Shmueli
Name: Shmuel Tuvia		Name: Oded Shmueli
Title: COO		Title:
Date: 9/6/14		Date: 9/6/14

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